SIXTH AMENDMENT TO THE FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of September 30, 2011, is entered into by and among the following parties:

(i) FLEETCOR FUNDING LLC, as Seller (the “Seller”);

(ii) FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as Servicer (the “Servicer”);

(iii) MARKET STREET FUNDING LLC (“Market Street”), as a Related Committed Purchaser and as a Conduit Purchaser;

(iv) PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Market Street’s Purchaser Group;

(v) ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Purchaser

(vi) CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as a Related Committed Purchaser;

(vii) CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as Purchaser Agent for Atlantic’s Purchaser Group; and

(viii) PNC BANK, NATIONAL ASSOCIATION, as “Administrator”

(in such capacity, the “Administrator”).

BACKGROUND

A. The parties hereto are parties to that certain Fourth Amended and Restated Receivables Purchase Agreement dated as of October 29, 2007 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Receivables Purchase Agreement.

B. The parties hereto desire to amend the Receivables Purchase Agreement and to provide for the repayment of Atlantic’s outstanding Capital, in each case, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Receivables Purchase Agreement. Notwithstanding the requirement set forth in the Receivables Purchase Agreement that Purchases shall be made and funded by the Purchasers of the various Purchaser Groups ratably based on the aggregate Commitments of the Related Committed Purchasers in their respective Purchaser Groups, the parties hereto agree that unless and until otherwise agreed to in writing by the parties hereto:

(a) Each Purchase to be made under the Receivables Purchase Agreement on or after the date hereof shall be made and funded entirely by the Purchasers in Market Street’s Purchaser Group, rather than by the Purchasers in Atlantic’s Purchaser Group, until the aggregate Capital of the Purchasers in Market Street’s Purchaser Group equals the aggregate Commitment of the Related Committed Purchasers in Market Street’s Purchaser Group.

(b) Any Purchase or portion thereof to be made under the Receivables Purchase Agreement after the aggregate Capital of the Purchaser’s in Market Street’s Purchaser Group equals the aggregate Commitment of the Related Committed Purchasers in Market Street’s Purchaser Group shall be made and funded by the Purchasers in Atlantic’s Purchaser Group.

(c) For the avoidance of doubt, (i) the foregoing shall not be construed to require any Purchaser to make or fund any Purchase unless all the conditions precedent therefor set forth in the Receivables Purchase Agreement have been satisfied, (ii) no Purchaser’s Commitment is being increased or reduced hereby and (iii) no Purchaser shall be required to make or fund any Purchase or portion thereof that would cause such Purchaser’s aggregate outstanding Capital to exceed its Commitment.

SECTION 2. Non-Ratable Repayment of Atlantic’s Capital; Purchase by Market Street.

(a) As of the date hereof and prior to giving effect to this Amendment, Atlantic’s aggregate outstanding Capital is $75,000,000 (the “Atlantic Capital”), and all the Capital being funded by the Purchasers in Atlantic’s Purchaser Group is being funded by Atlantic.

(b) The Seller shall repay the Atlantic Capital in full on the date hereof, and the parties hereto agree that this Amendment shall constitute a Purchase Notice pursuant to Section 1.2(a) of the Receivables Purchase Agreement notwithstanding that such Purchase Notice is not being delivered in the form of Annex B to the Receivables Purchase Agreement. The Seller hereby requests that the Purchasers in Market Street’s Purchaser Group make a Purchase on the date hereof in an amount of Capital equal to the Atlantic Capital (such Purchase, the “Market Street Purchase”). For administrative convenience, the Seller hereby requests that the Purchasers in Market Street’s Purchaser Group fund the Capital of the Market Street Purchase by wire transfer to Atlantic’s account specified below, and the amount so transferred at the Seller’s direction shall be applied as a repayment by the Seller of the Atlantic Capital. Atlantic’s account for such purpose is the following:

Bank: ABA: Account #: Account Name: Attention: Reference:	Credit Agricole CIB New York Branch [omitted] [omitted] Atlantic Asset Securitization LLC [omitted] FleetCor Funding LLC

(c) All unpaid Discount and Fees that accrued prior to the date hereof on or with respect to the Atlantic Capital shall be paid on the Monthly Settlement Date first occurring after the date hereof in accordance with the terms of the Receivables Purchase Agreement and the other Transaction Documents.

(d) After giving effect to the foregoing repayment of the Atlantic Capital and funding of the Market Street Purchase, the aggregate outstanding Capital funded by Market Street shall be $150,000,000, and the aggregate outstanding Capital funded by the Purchasers in Atlantic’s Purchaser Group shall be zero ($0).

(e) Notwithstanding the foregoing, and for the avoidance of doubt, no Purchaser in Market Street Purchaser Group shall be required to make or fund the Market Street Purchase unless all the conditions precedent thereto set forth in the Receivables Purchase Agreement (including, without limitation, those set forth in Section 2 of Exhibit II to the Receivables Purchase Agreement) have been satisfied; provided, however, that the provision of Section 1.2(a) of the Receivables Purchase Agreement requiring that each Purchase Notice be delivered one Business Day prior to such Purchase is hereby waived solely with respect to the Market Street Purchase.

SECTION 3. Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to each of the Administrator, each Purchaser and each Purchaser Agent as follows:

(a) the representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date);

(b) no event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes a Termination Event or an Unmatured Termination Event, and the Facility Termination Date has not occurred;

(c) the execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Receivables Purchase Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part; and

(d) this Amendment and the Receivables Purchase Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

SECTION 4. Effect of Amendment. All provisions of the Receivables Purchase Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.

SECTION 5. Effectiveness. This Amendment shall be effective as of the date hereof provided that the Administrator shall have received counterparts of this Amendment duly executed by each of the parties hereto.

SECTION 6. Miscellaneous. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

[Signatures begin on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

FLEETCOR FUNDING LLC, as Seller

By: /s/Steven J. Pisciotta
Name: Steven J. Pisciotta
Title: Treasurer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as

Servicer

By: /s/Steven J. Pisciotta
Name: Steven J. Pisciotta
Title: Treasurer

MARKET STREET FUNDING LLC,

as Related Committed Purchaser for Market Street and as a Conduit Purchaser

By: /s/Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,

as Purchaser Agent for Market Street’s Purchaser Group

By: /s/William P. Falcon
Name: William P. Falcon
Title: Vice President

ATLANTIC ASSET SECURITIZATION LLC

as a Conduit Purchaser

By: Credit Agricole Corporate and Investment Bank, as attorney-in-fact

By: /s/Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By: /s/Leo Burrell
Name: Leo Burrell
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as Purchaser Agent for Atlantic’s Purchaser Group

By: /s/Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By: /s/Leo Burrell
Name: Leo Burrell
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as Related Committed Purchaser for Atlantic

By: /s/Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By: /s/Leo Burrell
Name: Leo Burrell
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION,

as Administrator

By: /s/William P. Falcon
Name: William P. Falcon
Title: Vice President